UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                        August 11, 2006 (August 7, 2006)

                          Digital Lifestyles Group Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-27828                                        13-3779546
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 (Commission File Number)                      (IRS Employer Identification No.)


      727 Brea Canyon Road #6, Walnut, CA                        91789
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (909) 869-0595
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement

     On August 11, 2006, Digital Lifestyles Group Inc., (the "Company'), entered into a Promissory Note (the "Note") with its Chief Executive Officer, Chief Financial Officer and Director (Principal Executive and Financial Officer), Andy Teng, in connection with a loan of $40,00 from Mr. Teng to the Company. The Note bears interest at a rate of six percent (6%) per annum and is due and payable in full plus accrued and unpaid interest on September 7, 2006. The aggregate amount repayable under the Note is expected to be $40,197.26.

     The Note is a non-recourse, unsecured Note and subordinate to all other presently outstanding notes and credit arrangements. A copy of the Note is attached hereto as Exhibit 10.1 and incorporated by reference into this Current Report on Form 8-K.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     Please see disclosure under Item 1.01 above regarding the creation of short term debt obligation that arose other than in the ordinary course of business for the Company with its CEO, CFO and Director, Andy Teng.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number            Description
-------------     ------------------------------------
Exhibit 10.1      Promissory Note dated August 7, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   DIGITAL LIFESTYLES GROUP, INC.
                                   (Registrant)

Date:  August 7, 2006              By: /s/ Andy Teng
                                       -----------------------------------------
                                       Andy Teng
                                       Chief Executive Officer,
                                       Chief Financial Officer and Director

                                  Exhibit Index
Exhibit
Number            Description
-------------     ------------------------------------
Exhibit 10.1      Promissory Note dated August 7, 2006